                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       -----------------------------------


       Date of Report (Date of earliest event reported): February 21, 2001


                                 NCO GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Pennsylvania                               0-21639                               23-2858652
-------------------------------------      ---------------------------------       --------------------------------
  (State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
   incorporation or organization)                                                      Identification Number)

                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 793-9300


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Item 2.  Acquisition or Disposition of Assets.

         Pursuant to the Fifth Amended Plan of Reorganization (with technical amendments) dated December 21, 2000 (the "Plan") of Creditrust Corporation ("Creditrust") and related Second Amended and Restated Agreement and Plan of Merger dated as of September 20, 2000 ("Merger Agreement") among Creditrust, NCO Financial Systems, Inc., NCO Portfolio Management, Inc. ("Portfolio"), and NCO Group, Inc. (the "Company"), on February 22, 2001, Creditrust was merged into Portfolio. Portfolio was the surviving corporation in the merger and will continue to operate as a Delaware corporation under the name "NCO Portfolio Management, Inc." The Company owns approximately 63% of the common stock of Portfolio.

         Under the Merger Agreement, Creditrust stockholders initially will receive 0.1388 shares of Portfolio common stock, and will be eligible to receive up to an additional 0.0279 shares, currently held in escrow, pending the resolution of certain disputed bankruptcy claims. Fractional shares will be rounded up or down to the nearest whole share.

         As a result of the completion of the merger and the other transactions contemplated by the Merger Agreement and the Plan, there are 13,576,087 shares of Portfolio common stock outstanding, including 291,732 shares currently held in escrow pending the resolution of certain disputed bankruptcy claims. Set forth below is information with respect to the number of shares of Portfolio common stock issued or issuable under the Merger Agreement and the Plan:


---------------------------------------- ------------------------------------- --------------------------------------
Holder                                   Aggregate Number of Shares            Purpose
---------------------------------------- ------------------------------------- --------------------------------------
NCO Group, Inc.                                                     8,599,037  held prior to merger
---------------------------------------- ------------------------------------- --------------------------------------
Creditrust stockholders (including                                  1,450,526  issued in exchange for old common
Joseph K. Rensin)                                                              stock of Creditrust (Class 11 claims
                                                                               under the Plan)
---------------------------------------- ------------------------------------- --------------------------------------
SPV 99-2 Noteholders                                                2,651,319  issued partly in exchange for Class
                                                                               6 Claims under the Plan
---------------------------------------- ------------------------------------- --------------------------------------
Joseph K. Rensin                                                      191,049  issued principally for Class 5
                                                                               Claims under the Plan and partly for
                                                                               cash investment
---------------------------------------- ------------------------------------- --------------------------------------
Michael J. Barrist                                                    382,161  issued for $2,000,000 cash investment
---------------------------------------- ------------------------------------- --------------------------------------
Creditrust warrantholders                                              10,263  issued pursuant to Plan
---------------------------------------- ------------------------------------- --------------------------------------
Escrow Reserve                                                        291,732  reserve pursuant to Plan
---------------------------------------- ------------------------------------- --------------------------------------
Total                                                              13,576,087
---------------------------------------- ------------------------------------- --------------------------------------


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         Additionally, under the Plan and the Merger Agreement, if NCOP
Unsecured Obligations (as defined in the Plan) are outstanding as finally determined after all disputed bankruptcy claims are resolved, then for every $418,000 of NCOP Unsecured Obligations so outstanding, shares from the Escrow Reserve will be distributed to the following persons in the stated proportions:

              NCO Group, Inc.                             72.73%
              SPV99-2 Noteholders                         22.42%
              Michael J. Barrist                           3.23%
              Joseph K. Rensin                             1.62%
                                                         -------
                                                         100.00%


         Any shares in the Escrow Reserve which are not so distributed as provided above will be distributed to the former Creditrust shareholders.

         All options and warrants to acquire shares of Creditrust common stock which were outstanding prior to the merger were cancelled pursuant to the Merger Agreement and the Plan.

         Pursuant Rule 12g-3(c) under the Securities Exchange Act of 1934 (the "Exchange Act"), Portfolio common stock is deemed to be registered under Section 12(g) of the Exchange Act. Following the merger, Portfolio's common stock will trade under the symbol "NCPM". Portfolio has applied to have its common stock listed on the Nasdaq National Market under the symbol "NCPM".

         Portfolio has entered into a Credit Agreement with the Company which provides Portfolio with a $50.0 million revolving line of credit from the Company. The Company has amended its $350.0 million Credit Agreement with Mellon Bank (as agent for itself and other lenders) to provide for a $50.0 million subfacility through which the Company may borrow under the Mellon facility for the purpose of making loans to Portfolio. Portfolio and certain of its subsidiaries have guaranteed the obligations of the Company under the Mellon Credit Agreement to the extent of the amount owed by Portfolio to the Company under its Credit Agreement. All of the assets of Portfolio and certain of its subsidiaries have been pledged to Mellon Bank to secure the guarantees. If the Company is in default under the Credit Agreement with Mellon Bank, Portfolio will be unable to borrow under the subfacility with the Company.


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Item 5.  Other Events.

         On February 21, 2001, NCO Group, Inc. and NCO Portfolio Management, Inc. (successor by merger to Creditrust Corporation) issued a joint press release announcing the merger of Creditrust into NCO Portfolio Management, Inc. In addition, NCO Portfolio Management, Inc. provided investor guidance for 2001.

         On February 22, 2001, NCO Group, Inc. issued a press release providing investor guidance for 2001.

         Copies of the press releases appear as Exhibits 99.1 and 99.2 to this Report, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

         Any required Portfolio financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than May 8, 2001.


         (b)      Pro Forma Financial Information.

         Any required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than May 8, 2001.


         (c)      Exhibits:


         Number                        Title
         ------                        -----

         2.1 Second Amended and Restated Agreement and Plan of Merger dated as of September 20, 2000 for the merger of Creditrust with and into Portfolio. Omitted schedules and exhibits will be supplied to the SEC upon request.

         99.1 Joint Press Release of NCO Group, Inc. and NCO Portfolio Management, Inc. (successor by merger to Creditrust Corporation) dated February 21, 2001.

         99.2     Press Release of NCO Group, Inc. dated February 22 , 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NCO GROUP, INC.

                                        By:  /s/ Steven L. Winokur
                                             --------------------------
                                             Executive Vice President, Finance
                                             and Chief Financial Officer

Date:   March 2, 2001


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